UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 26, 2009 (January 23, 2009)

Centex Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-6776	75-0778259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2728 N. Harwood Street, Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant's telephone number including area code:  (214) 981-5000

Not Applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated in this Item 1.01 by reference.

Item 2.02 Results of Operations and Financial Condition.

On January 23, 2009, Centex Corporation, a Nevada corporation (the “Corporation”), reported selected preliminary results of operations for the quarter ended December 31, 2008.  The Corporation reported its estimate of net sales (orders), closings, a range of non-cash impairments and cash balance.  A copy of the Corporation's press release announcing these preliminary results is being furnished as Exhibit 99.1 hereto and is hereby incorporated in this Item 2.02 in its entirety by reference.

The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under this Item 2.03 relates to a credit facility that may give rise to direct financial obligations of Centex Corporation, a Nevada corporation (“Centex”).

Centex, as borrower, is a party to an unsecured, committed revolving credit facility (the “Credit Facility”) with Bank of America, N.A., as administrative agent, and certain financial institutions, as lenders.  Prior to the amendment described below, the Credit Facility provided for borrowings by Centex, and the issuance of letters of credit for the account of Centex and its subsidiaries, on a revolving basis up to an aggregate of $1,350 million at any one time outstanding.  In addition, the stated amount of outstanding letters of credit under the Credit Facility was limited to a total of $600 million, or such greater amount requested by Centex, not to exceed 50% of the maximum facility amount.

On January 23, 2009, the Credit Facility was amended to, among other things:

(a)	reduce the total commitment, at Centex’s request, from $1,350 million to $500 million;
(b)
eliminate the accordion feature in the Credit Facility, which had permitted Centex to increase the commitments under the Credit Facility with the consent of the increasing or new lenders, subject to the limits and conditions set forth in the documentation for the Credit Facility;

(c)	reduce the letter of credit sublimit, which is part of, and not in addition to, the total commitment, from $600 million to $500 million;
(d)
amend the definition of Minimum Tangible Net Worth (as defined in the documentation for the Credit Facility) and reset the level of Minimum Tangible Net Worth required to be maintained by Centex beginning with the fiscal quarter ending March 31, 2009 to $650 million, subject to certain adjustments, and obtain the lenders’ waiver of any potential non-compliance with the current Minimum Tangible Net Worth covenant for the fiscal quarter ended December 31, 2008;

(e)
amend the definition of Leverage Ratio (as defined in the documentation for the Credit Facility) and increase the maximum Leverage Ratio permitted to be maintained by Centex to 65%, which is a fixed percentage not subject to adjustment;

(f)
provide that, if Centex’s Interest Coverage Ratio (as defined in the documentation for the Credit Facility) is less than 2.0 to 1.0, Centex is required to establish a liquidity reserve of cash balances to be maintained in segregated accounts with the lenders; and

(g)	increase the pricing grid used to determine the amount of the interest rate and other charges for direct borrowings, letters of credit and facility fees.

Per the terms of the Credit Facility, as so amended, Centex has established a liquidity reserve of cash balances initially equal to $354.9 million, which funds are maintained in segregated accounts with certain lenders under the Credit Facility.  As of December 31, 2008, Centex had cash balances of approximately $1.47 billion (including the funds that are now in segregated accounts per the terms of the Credit Facility).

Subject to the terms and conditions thereof, Centex may borrow funds and obtain letters of credit for general corporate purposes under the Credit Facility until the final maturity date, which will occur on July 1, 2010.  There are no direct borrowings currently outstanding under the Credit Facility, and the stated amount of outstanding letters of credit issued under the Credit Facility is currently $349.7 million.  Centex utilizes the Credit Facility to obtain letters of credit for it and its subsidiaries.

The foregoing summary is qualified in its entirety by reference to the Credit Agreement dated July 1, 2005, the First Amendment to Credit Agreement dated May 25, 2006, the Second Amendment to Credit Agreement dated July 20, 2007, the Third Amendment to Credit Agreement dated March 26, 2008, and the Fourth Amendment to Credit Agreement dated January 23, 2009, which govern the Credit Facility.  Copies of the Credit Agreement, the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment are filed as exhibits to this Current Report on Form 8-K and incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Filed herewith or
Exhibit		Incorporated by
Number	Description	Reference
10.1
Credit Agreement, dated July 1, 2005, among Centex Corporation, Bank of America, N.A., as Administrative Agent, and the lenders named therein (filed as Exhibit 10.1 to Centex Corporation’s Current Report on Form 8-K dated July 1, 2005)

Incorporated by reference
10.2
First Amendment to Credit Agreement, dated May 25, 2006, among Centex Corporation, Bank of America, N.A., as Administrative Agent, and the lenders named therein (filed as Exhibit 10.2 to Centex Corporation’s Current Report on Form 8-K dated June 1, 2006)

Incorporated by reference
10.3
Second Amendment to Credit Agreement, dated July 20, 2007, among Centex Corporation, Bank of America, N.A., as Administrative Agent, and the lenders named therein (filed as Exhibit 10.3 to Centex Corporation’s Current Report on Form 8-K dated July 23, 2007)

Incorporated by reference
10.4
Third Amendment to Credit Agreement, dated March 26, 2008, among Centex Corporation, Bank of America, N.A., as Administrative Agent, and the lenders named therein (filed as Exhibit 10.4 to Centex Corporation’s Current Report on Form 8-K dated April 1, 2008)

Incorporated by reference
10.5	Fourth Amendment to Credit Agreement, dated January 23, 2009, among Centex Corporation, Bank of America, N.A., as Administrative Agent, and the lenders named therein	Filed herewith
99.1	Press release dated January 23, 2009	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTEX CORPORATION
By:	/s/ James R. Peacock III
James R. Peacock III
Vice President, Deputy General Counsel and Secretary

Date: January 26, 2009

EXHIBIT INDEX

Filed herewith or
Exhibit		Incorporated by
Number	Description	Reference
10.1
Credit Agreement, dated July 1, 2005, among Centex Corporation, Bank of America, N.A., as Administrative Agent, and the lenders named therein (filed as Exhibit 10.1 to Centex Corporation’s Current Report on Form 8-K dated July 1, 2005)

Incorporated by reference
10.2
First Amendment to Credit Agreement, dated May 25, 2006, among Centex Corporation, Bank of America, N.A., as Administrative Agent, and the lenders named therein (filed as Exhibit 10.2 to Centex Corporation’s Current Report on Form 8-K dated June 1, 2006)

Incorporated by reference
10.3
Second Amendment to Credit Agreement, dated July 20, 2007, among Centex Corporation, Bank of America, N.A., as Administrative Agent, and the lenders named therein (filed as Exhibit 10.3 to Centex Corporation’s Current Report on Form 8-K dated July 23, 2007)

Incorporated by reference
10.4
Third Amendment to Credit Agreement, dated March 26, 2008, among Centex Corporation, Bank of America, N.A., as Administrative Agent, and the lenders named therein (filed as Exhibit 10.4 to Centex Corporation’s Current Report on Form 8-K dated April 1, 2008)

Incorporated by reference
10.5	Fourth Amendment to Credit Agreement, dated January 23, 2009, among Centex Corporation, Bank of America, N.A., as Administrative Agent, and the lenders named therein	Filed herewith
99.1	Press release dated January 23, 2009	Filed herewith